UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22057

Cohen & Steers Global Income Builder, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

August 8, 2008

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2008. The net asset value at that date was $17.02 per common share. The fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $16.03. The total returns, including income, for the fund and the comparative benchmarks were:

Six Months Ended June 30, 2008
Cohen & Steers Global Income Builder at Market Value[a]	–2.23%
Cohen & Steers Global Income Builder at Net Asset Value[a]	–7.85%
Blended benchmark—55% CBOE S&P 500 BuyWrite Index[b]; 15% Merrill Lynch Fixed Rate Preferred Index[b]; 15% S&P 500 Index[b]; 15% MSCI EAFE Index[b]	–6.57%
S&P 500 Index[b]	–11.91%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares.

Three monthly distributions of $0.17 per common share were declared and will be paid to common shareholders on July 31, 2008, August 29, 2008 and September 30, 2008.c The fund makes regular monthly cash distributions to common shareholders at a level rate (the "Policy"). As a result of this Policy, the fund may pay distributions in excess of the fund's investment company taxable income and net realized capital gains. This excess would be a "return of capital" distributed from the fund's assets. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

The fund, which launched on July 27, 2007, allocates its assets among five proprietary strategies: global large cap value, global real estate, global utility, global preferred securities and closed-end funds.

The fund's target asset allocation is 60% to global large cap value and 40% to the remaining strategies. Index and stock options are written on a portion of the fund's portfolio (covered call strategy) with a target aggregate notional value of 40% to 60% of total assets. At June 30, options represented about 50% of aggregate notional value.

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The CBOE S&P 500 BuyWrite Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks from Europe, Australia, Asia and the Far East.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of the calendar year.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Investment Review

The six-month period ending June 30 was volatile for global capital markets. Stocks fell sharply in January and never fully regained their footing as the credit crisis intensified. Most markets saw a March-April rebound after the Federal Reserve helped arrange the purchase of Bear Stearns by JPMorgan Chase while taking other steps to avert possible failures in the financial system. But conditions deteriorated in June as surging oil prices contributed to fears of global stagflation—an unwelcome mix of inflation and slowing economic growth.

Financial services led a broad market decline; preferred coupons soared

Financial services stocks in particular rallied following the Fed's actions, then sold off sharply when hopes of an end to the crisis proved premature. They dropped further late in the period amid a fresh round of write-down announcements from major banks and new concerns about increasingly troubled regional banks.

Preferred securities were strong performers early in the period. However, issuance from stressed financial institutions continued to set and break records as banks sought to shore up their capital bases. Coupons on new issues shot up and security prices on existing securities fell; investors were "paid to wait" for calmer markets.

Utility stocks provided a refuge

The period's instability enhanced the appeal of utility stocks. Their defensive characteristics—relatively stable earnings that benefit from regulation, minimal competition and stable underlying demand—are often viewed as a refuge during market uncertainty. Down early in the period, along with the broad market, utilities rallied in the final three months.

Closed-end funds began the year with investors—lured by high dividend yields and attractive discounts to net asset value—re-entering the market, after 2007's tax-loss selling and near-record new fund issuance. The funds sold off in February, however, when the market for auction market preferred securities (AMPS) stalled. Many funds had issued AMPS—perpetual securities with dividend rates that reset at weekly or monthly auctions—as part of a yield-enhancement strategy, as we discuss below.

Global property securities declined

North America was the best-performing region in the period in terms of real estate securities; U.S. REITs also outperformed the broader U.S. stock market. The United Kingdom fell amid concerns about inflation, financial sector layoffs, a deteriorating housing market and a pullback in bank lending. Continental Europe wrestled with rising prices and slowing economies. Asia Pacific—2007's best performer—suffered a steep decline as the region's economy proved susceptible to the now-global credit crisis and economic slowdown.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Leverage and AMPS complicated a difficult period

The fund employs leverage as part of a yield-enhancement strategy, as is the case with many closed-end funds. While leverage can increase total return in strong markets, it can have the opposite effect in declining markets. In the six-month period ended June 30, the fund's leverage detracted from performance.

The fund's leverage consists of bank borrowings and AMPS. When there is an insufficient number of bids at an auction, AMPS' dividends are reset at the maximum rates allowed under the governing documents (See Note 5 in Notes to the Financial Statements). The auctions stalled in February because the financial institutions that had often absorbed excess supply suspended their bids for AMPS. This triggered unsuccessful auctions that have resulted in an illiquid market for AMPS, including those issued by the fund.

Because leverage enhances current income—even at current AMPS borrowing costs—and because markets tend to trend upward over time, we believe that leverage will still help fulfill the fund's long-term objectives. To that end, the fund's board of directors is evaluating ways to recapitalize the fund to add other forms of financing, at an attractive cost of capital. Cohen & Steers will keep all shareholders informed of our progress. For more information and periodic updates, please visit cohenandsteers.com.

Our portfolio underperformed its benchmark but outperformed the S&P 500

The fund declined in the period and underperformed its blended benchmark, but outperformed the broader market as measured by the S&P 500. The decline was intensified by the fund's leverage, as leverage magnifies losses in declining markets (as well as profits in up markets). Large-cap value stocks, which comprise about 60% of the fund, fell, but benefited from the fund's covered call option strategy, which is designed to generate additional income, contribute to total return and moderate volatility. Our stock selection in large cap value and the fund's allocation to utilities, preferred securities and closed-end funds also contributed to the fund's performance relative to its benchmark. Global real estate securities were modestly helpful in a period when most real estate sectors and regions saw steep declines.

Investment Outlook

We believe that the U.S. economy may continue to grow modestly this year, but persistently high energy prices are challenging our optimism. Tight fundamentals, a weak U.S. dollar and geopolitical factors could cause oil prices to remain at elevated levels. If so, higher wage demands may put upward pressure on labor costs as inflationary expectations wind through the economy.

In our view, the Fed's decision to put its monetary easing on hold in June was a positive step toward righting a weak dollar. We are encouraged by the recent stabilization in the dollar compared with other major currencies, and believe that even a modest strengthening would not only curb much of the rise in inflation, but could begin to attract significant capital to the U.S. financial markets and help ease the credit crunch.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Dividends are still growing

Dividend growth remains reasonable, with the notable exception of much of the financial sector. Several high-profile companies, including technology and health care companies, announced dividend increases in the second quarter. We believe there are good long-term opportunities within technology, a sector that has historically generated good dividend growth, and where many companies are benefiting from rising international demand. We continue to see attractive stocks within health care, in particular among products and devices companies.

Utility stocks offer growth at reasonable valuations

We believe that utilities securities have the potential to outperform as investors seek less-cyclical sectors of the stock market. Investors could find these securities appealing based on valuations and growth profiles. Global Utilities currently trade at a price-to-earnings multiple of 14.5 times one-year forward earnings, in line with their historical average. However, they have a projected annual growth rate in the 9% to 11% range for the next three years, well above the historical average, with fundamentals expected to remain strong in the United States and Europe.

Record-breaking preferred issuance is likely to continue

The next six months will be unsettled as banks (especially regional banks) recognize more mortgage-related loan losses. As the largest financial institutions hit regulatory limits (preferred securities are generally limited to about 25% of capital), regional banks and REITs may begin to issue preferreds once again.

We will evaluate preferred offerings from global institutions that have the diversification and access to credit and capital needed to ride out current market volatility, and will balance our portfolios with defensive sectors such as telecom and utilities. As always, we remain focused on management strength, transparency and sound balance sheets as we seek to maximize value while limiting risk.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

	MARTIN COHEN	ROBERT H. STEERS

	Co-chairman	Co-chairman

	JOSEPH M. HARVEY	RICHARD E. HELM

	Portfolio Manager	Portfolio Manager

	YIGAL D. JHIRAD	WILLIAM F. SCAPELL

	Portfolio Manager	Portfolio Manager

DOUGLAS R. BOND	SCOTT CROWE	BEN MORTON

Portfolio Manager	Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

JUNE 30, 2008

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
Fortum Oyj	$12,129,080	2.4%
Aflac	7,017,837	1.4
Electricite de France	6,815,851	1.3
Land Securities Group PLC	6,783,453	1.3
E.ON AG (ADR)	6,688,805	1.3
Exxon Mobil Corp.	6,640,331	1.3
Medtronic	6,397,594	1.2
Microsoft Corp.	6,379,982	1.2
Abbott Laboratories	6,253,797	1.2
General Growth Properties	6,051,432	1.2

a  Top ten holdings are determined on the basis of the market value of individual securities held. The fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS

June 30, 2008 (Unaudited)

		Number of Shares	Value
COMMON STOCK	102.6%
AUSTRALIA	1.6%
BANK	0.8%
Australia and New Zealand Banking Group Ltd.		166,361	$2,985,501
MATERIAL	0.8%
BHP Billiton Ltd.		77,287	3,237,784
TOTAL AUSTRALIA			6,223,285
CANADA	1.7%
DIVERSIFIED FINANCIAL SERVICE	0.8%
IGM Financial		75,711	3,137,733
ENERGY—OIL & GAS	0.9%
Petro-Canada		65,015	3,641,274
TOTAL CANADA			6,779,007
FINLAND	4.1%
TELECOMMUNICATION SERVICES	1.0%
Nokia Oyj		170,200	4,150,879
UTILITY—ELECTRIC—INTEGRATED	3.1%
Fortum Oyj		238,800	12,129,080
TOTAL FINLAND			16,279,959
FRANCE	5.7%
BANK	0.6%
BNP Paribas[a]		26,400	2,391,679
ENERGY—OIL & GAS	1.4%
Total SA		65,381	5,579,304
MATERIALS	0.7%
Lafarge SA		18,800	2,882,713
REAL ESTATE—DIVERSIFIED	1.3%
Unibail-Rodamco		21,060	4,871,564
UTILITY—ELECTRIC—INTEGRATED	1.7%
Electricite de France		71,744	6,815,851
TOTAL FRANCE			22,541,111

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
GERMANY	4.1%
INDUSTRIAL	0.8%
Siemens AG		26,500	$2,942,303
INSURANCE	0.6%
Allianz SE		14,200	2,501,771
UTILITIES	2.7%
ELECTRIC—INTEGRATED	1.7%
E.ON AG (ADR)		99,647	6,688,805
MULTI UTILITIES	1.0%
RWE AG		32,000	4,042,182
TOTAL UTILITIES			10,730,987
TOTAL GERMANY			16,175,061
HONG KONG	3.5%
ENERGY—OIL & GAS	0.8%
CNOOC Ltd.		1,913,000	3,292,502
FINANCE	0.3%
Hong Kong Exchanges and Clearing Ltd.		65,500	957,646
REAL ESTATE	2.1%
DIVERSIFIED	1.3%
Great Eagle Holdings Ltd.		249,090	734,755
Sun Hung Kai Properties Ltd.		333,000	4,518,439
			5,253,194
OFFICE	0.8%
Hongkong Land Holdings Ltd. (USD)		782,000	3,315,680
TOTAL REAL ESTATE			8,568,874
TELECOMMUNICATION SERVICES	0.3%
China Mobile Ltd.		85,000	1,142,454
TOTAL HONG KONG			13,961,476
ISRAEL	1.0%
PHARMACEUTICAL
Teva Pharmaceutical Industries Ltd. (ADR)		90,784	4,157,907

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
ITALY	1.3%
BANK	0.7%
UniCredito Italiano S.p.A.[a]		440,200	$2,694,323
UTILITY—ELECTRIC—INTEGRATED	0.6%
Eni S.p.A.[a]		67,000	2,500,071
TOTAL ITALY			5,194,394
JAPAN	10.8%
APPAREL	0.4%
Fast Retailing Co., Ltd.		15,000	1,421,105
Nisshinbo Industries		17,000	201,883
			1,622,988
AUTOMOTIVE	0.6%
Toyota Motor Corp.		52,900	2,495,917
BANK	0.0%
Sumitomo Trust and Banking Co., Ltd.		25,000	174,695
ENERGY—OIL & GAS REFINING & MARKETING	0.1%
Showa Shell Sekiyu KK		21,000	230,004
FINANCE	0.1%
Daiwa Securities Group		32,000	294,128
FOOD	0.5%
House Foods Corp.		53,000	853,511
Kikkoman Corp.		102,000	1,245,882
			2,099,393
HEALTH CARE	0.5%
Astellas Pharma		33,500	1,419,692
Eisai Co., Ltd.		13,000	459,104
			1,878,796
INDUSTRIAL	1.9%
Chiyoda Corp.		46,000	499,920
Fanuc Ltd.		38,500	3,759,900
Secom Co., Ltd.		63,600	3,090,606
			7,350,426

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
INSURANCE	0.4%
Sompo Japan Insurance		168,000	$1,578,980
MATERIALS	0.7%
Mitsubishi Materials Corp.		76,000	324,943
Shin-Etsu Chemical Co., Ltd.		25,000	1,549,183
Sumitomo Metal Mining Co., Ltd.		14,000	214,644
Toray Industries		112,000	600,160
			2,688,930
REAL ESTATE—DIVERSIFIED	2.8%
Mitsubishi Estate Co., Ltd.		181,000	4,142,111
Mitsui Fudosan Co., Ltd.		194,000	4,147,290
Sumitomo Realty & Development Co., Ltd.		146,000	2,901,163
			11,190,564
TECHNOLOGY	2.4%
Canon		55,100	2,833,225
CSK Holdings Corp.		34,000	669,209
Kyocera Corp.		11,500	1,083,016
NTT Data Corp.		329	1,285,822
Sony Corp.		51,500	2,250,412
TDK Corp.		17,000	1,018,223
Tokyo Electron Ltd.		8,600	495,663
			9,635,570
TELECOMMUNICATION SERVICES	0.4%
KDDI Corp.		255	1,575,364
TOTAL JAPAN			42,815,755
MEXICO	1.6%
RETAIL	0.9%
Wal-Mart de Mexico SA de CV		868,300	3,441,846
TELECOMMUNICATION SERVICES	0.7%
America Movil SAB de CVa		1,052,700	2,781,518
TOTAL MEXICO			6,223,364

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
SINGAPORE	0.4%
REAL ESTATE—DIVERSIFIED
Keppel Land Ltd.		444,000	$1,618,640
SPAIN	2.1%
BANK	1.3%
Banco Santander Central Hispano SA		274,900	5,050,970
TELECOMMUNICATION SERVICES	0.8%
Telefonica SAa		118,100	3,138,712
TOTAL SPAIN			8,189,682
SWEDEN	1.0%
RETAIL
Hennes & Mauritz AB		74,679	4,048,634
SWITZERLAND	3.1%
FINANCE	0.5%
UBS AG		84,646	1,776,526
FOOD	1.5%
Nestle SA		132,620	5,992,599
HEALTH CARE	1.1%
Novartis AGa		79,600	4,383,045
TOTAL SWITZERLAND			12,152,170
UNITED KINGDOM	8.6%
BANK	1.8%
Barclays PLC(Subscription Shares)[b,c]		69,964	13,239
Barclays PLC[a]		326,500	1,895,738
HSBC Holdings PLC[a]		323,200	4,994,012
			6,902,989
ENERGY	1.5%
ELECTRIC	0.3%
National Grid PLC		85,000	1,118,274
INTEGRATED OIL & GAS	1.2%
Royal Dutch Shell PLC		112,524	4,623,820
TOTAL ENERGY			5,742,094

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
HEALTH CARE	1.2%
GlaxoSmithKline PLC[a]		219,100	$4,857,290
REAL ESTATE—DIVERSIFIED	1.7%
Land Securities Group PLC		276,429	6,783,453
TELECOMMUNICATION SERVICES	1.0%
Vodafone Group PLC		1,340,000	3,980,930
UTILITIES	1.4%
ELECTRIC UTILITIES	1.1%
Scottish and Southern Energy PLC[a]		156,833	4,382,799
MULTI UTILITIES	0.3%
United Utilities PLC		94,600	1,293,565
TOTAL UTILITIES			5,676,364
TOTAL UNITED KINGDOM			33,943,120
UNITED STATES	52.0%
BASIC MATERIALS	0.5%
Alcoa[a]		49,958	1,779,504
CONSUMER—CYCLICAL	2.0%
APPAREL	1.2%
Nike		79,637	4,747,162
RETAIL	0.6%
Nordstrom		80,840	2,449,452
TOYS/GAMES/HOBBIES	0.2%
Mattel		40,300	689,936
TOTAL CONSUMER—CYCLICAL			7,886,550
CONSUMER—NON-CYCLICAL	11.4%
AGRICULTURE	2.3%
Altria Group		44,633	917,654
Archer-Daniels-Midland Co.		73,479	2,479,916
Monsanto Co.[a]		28,934	3,658,415
Philip Morris International		44,633	2,204,424
			9,260,409

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
BEVERAGE	0.8%
PepsiCo		49,110	$3,122,905
COSMETICS/PERSONAL CARE	1.4%
Procter & Gamble Co.		88,676	5,392,387
FOOD	0.4%
Kraft Foods		54,973	1,563,982
HEALTHCARE PRODUCTS	2.9%
Johnson & Johnson		81,436	5,239,592
Medtronic		123,625	6,397,594
			11,637,186
PHARMACEUTICAL	2.5%
Abbott Laboratories[a]		118,063	6,253,797
Merck & Co.		40,329	1,520,000
Pfizer		123,784	2,162,507
			9,936,304
RESTAURANT	1.1%
McDonald's Corp.		78,039	4,387,353
TOTAL CONSUMER—NON-CYCLICAL			45,300,526
ENERGY	7.2%
OIL & GAS	4.8%
Chevron Corp.		47,130	4,671,997
Devon Energy Corp.		34,573	4,154,292
Exxon Mobil Corp.[d]		75,347	6,640,331
Marathon Oil Corp.		70,300	3,646,461
			19,113,081
OIL & GAS SERVICES	2.1%
Schlumberger Ltd.[a]		46,998	5,048,995
Transocean[c]		21,986	3,350,446
			8,399,441
OIL & GAS STORAGE & TRANSPORTATION	0.3%
DCP Midstream Partners LP		35,000	1,023,750
TOTAL ENERGY			28,536,272

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
FINANCIAL	6.5%
BANK	1.7%
Bank of America Corp.[a]		122,099	$2,914,503
Wells Fargo & Co.[a]		157,387	3,737,941
			6,652,444
DIVERSIFIED FINANCIAL SERVICE	1.7%
Citigroup		79,938	1,339,761
Federal Home Loan Mortgage Corp.		44,340	727,176
Goldman Sachs Group		15,500	2,710,950
JPMorgan Chase & Co.[a]		59,994	2,058,394
			6,836,281
INSURANCE	3.1%
Aflac[a,d]		111,749	7,017,837
American International Group		66,237	1,752,631
HCC Insurance Holdings		164,981	3,487,699
			12,258,167
TOTAL FINANCIAL			25,746,892
INDUSTRIAL	5.3%
AEROSPACE & DEFENSE	3.2%
Boeing Co.[d]		58,143	3,821,158
General Dynamics Corp.		49,419	4,161,080
L-3 Communications Holdings		16,000	1,453,920
United Technologies Corp.		55,273	3,410,344
			12,846,502
DIVERSIFIED MANUFACTURING	1.4%
General Electric Co.		202,530	5,405,526
TRANSPORTATION	0.7%
United Parcel Service		46,460	2,855,896
TOTAL INDUSTRIAL			21,107,924
MEDIA	0.8%
The Walt Disney Co.[d]		101,800	3,176,160

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
REAL ESTATE	3.3%
APARTMENT	0.7%
AvalonBay Communities		29,395	$2,620,858
HOTEL	0.4%
Starwood Hotels & Resorts Worldwide		41,880	1,678,132
OFFICE	0.7%
SL Green Realty Corp.		33,814	2,797,094
RETAIL	1.5%
General Growth Properties		172,750	6,051,432
TOTAL REAL ESTATE			13,147,516
TECHNOLOGY	8.7%
COMPUTERS	3.2%
Garmin Ltd.		45,000	1,927,800
Hewlett-Packard Co.		72,574	3,208,497
International Business Machines Corp.[d]		40,433	4,792,523
Seagate Technology		130,500	2,496,465
			12,425,285
SEMICONDUCTORS	2.4%
Intel Corp.[d]		193,501	4,156,401
Microchip Technology[d]		178,248	5,443,694
			9,600,095
SOFTWARE	1.6%
Microsoft Corp.[a,d]		231,915	6,379,982
TELECOMMUNICATION EQUIPMENT	1.5%
Corning		203,700	4,695,285
Harris Corp.		26,000	1,312,740
			6,008,025
TOTAL TECHNOLOGY			34,413,387
TELECOMMUNICATION SERVICES	1.4%
AT&Ta		101,277	3,412,022
Verizon Communications		65,686	2,325,284
			5,737,306

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
UTILITIES	4.9%
ELECTRIC UTILITIES	2.0%
Allegheny Energy		32,000	$1,603,520
Exelon Corp.		26,405	2,375,394
FirstEnergy Corp.		50,615	4,167,133
			8,146,047
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS	0.7%
Constellation Energy Group		33,200	2,725,720
MULTI UTILITIES	1.4%
Sempra Energy[d]		99,000	5,588,550
OIL & GAS STORAGE & TRANSPORTATION	0.8%
Energy Transfer Partners LP		24,400	1,060,668
Enterprise Products Partners LP		69,200	2,044,168
			3,104,836
TOTAL UTILITIES			19,565,153
TOTAL UNITED STATES			206,397,190
TOTAL COMMON STOCK (Identified cost—$438,861,357)			406,700,755
CLOSED-END FUNDS—UNITED STATES	12.7%
CONVERTIBLE	2.1%
Advent Claymore Global Convertible Securities & Income Fund[d]		239,000	3,310,150
Calamos Convertible and High Income Fund		239,612	3,174,859
Nicholas-Applegate Convertible & Income Fund		40,000	474,000
Nicholas-Applegate Convertible & Income Fund II		80,000	924,000
Nicholas-Applegate Equity & Convertible Income Fund		24,650	487,084
			8,370,093

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
COVERED CALL	3.6%
Dow 30 Enhanced Premium and Income Fund		368,872	$5,492,504
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		70,000	1,145,900
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund		79,900	1,246,440
ING Risk Managed Natural Resources Fund[d]		219,331	3,761,527
Nasdaq Premium Income & Growth Fund		162,500	2,561,000
			14,207,371
EQUITY DIVIDEND	1.0%
Evergreen Global Dividend Opportunity Fund		277,000	4,193,780
HIGH YIELD	0.2%
Evergreen Income Advantage Fund		85,000	885,700
PREFERRED	0.4%
BlackRock Preferred and Equity Advantage Trust		108,500	1,652,455
SENIOR LOAN	1.1%
Highland Credit Strategies Fund[d]		313,588	4,195,807
TAX ADVANTAGED DIVIDEND	2.9%
Eaton Vance Tax-Managed Diversified Equity Income Fund		382,888	5,835,213
Eaton Vance Tax-Managed Global Diversified Equity Income Fund		377,164	5,736,665
			11,571,878
TOTAL RETURN	1.4%
Clough Global Opportunities Fund		307,685	5,482,947
TOTAL CLOSED-END FUNDS (Identified cost—$57,939,187)			50,560,031
PREFERRED SECURITIES—$25 PAR VALUE	5.2%
BERMUDA	0.9%
INSURANCE
PROPERTY CASUALTY	0.4%
Arch Capital Group Ltd., 8.00%		31,800	740,622
Arch Capital Group Ltd., 7.875%, Series B		30,000	696,000
			1,436,622

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
REINSURANCE	0.5%
Axis Capital Holdings Ltd., 7.50%, Series B ($100 par value)		10,000	$858,125
RenaissanceRe Holdings Ltd., 7.30%, Series B		54,738	1,138,003
			1,996,128
TOTAL BERMUDA			3,432,750
GERMANY	0.5%
INSURANCE—MULTI-LINE
Allianz SE, 8.375%		80,000	1,992,000
NETHERLANDS	0.3%
INSURANCE—MULTI-LINE
ING Groep N.V., 7.375%		59,991	1,313,203
SPAIN	0.3%
BANK
Santander Finance Preferred, 7.60%		50,000	1,055,000
UNITED KINGDOM	0.4%
BANK
Barclays Bank PLC, 8.125%		60,000	1,475,400
UNITED STATES	2.8%
BANK	1.2%
Bank of America Corp., 8.20%		50,000	1,240,500
Citigroup, 8.125%, Series AA		67,176	1,504,743
Deutsche Bank Contingent Capital Trust III, 7.60%		50,000	1,143,500
Deutsche Bank Contingent Capital Trust V, 8.05%		30,000	718,200
			4,606,943
FINANCE	0.2%
Lehman Brothers Holdings, 7.95%, Series J		50,000	1,017,500
REAL ESTATE	0.9%
DIVERSIFIED	0.2%
iStar Financial, 7.80%, Series F		20,000	331,200
iStar Financial, 7.50%, Series I		20,000	321,000
			652,200

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
HOTEL	0.4%
Ashford Hospitality Trust, 8.45%, Series D		89,653	$1,588,651
RESIDENTIAL—APARTMENT	0.3%
Apartment Investment & Management Co., 7.75%, Series U		60,000	1,395,000
TOTAL REAL ESTATE			3,635,851
TELECOMMUNICATION SERVICES	0.5%
Telephone & Data Systems, 7.60%, due 12/1/41, Series A		93,498	1,952,238
TOTAL UNITED STATES			11,212,532
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$22,892,913)			20,480,885
PREFERRED SECURITIES—CAPITAL SECURITIES	4.7%
BERMUDA	0.2%
INSURANCE—MULTI-LINE
Catlin Insurance Co., 7.249%, due 12/31/49, 144Ae		1,000,000	730,982
FRANCE	0.3%
BANK
BNP Paribas, 7.195%, due 12/31/49, 144Ae		1,450,000	1,314,908
UNITED KINGDOM	2.0%
BANK	0.8%
Royal Bank of Scotland Group PLC, 7.64%, due 3/31/49		2,000,000	1,831,576
Standard Chartered PLC, 7.014%, due 12/30/49, 144Ae		1,500,000	1,295,519
			3,127,095
FINANCE—INVESTMENT MANAGEMENT	0.6%
Aberdeen Asset Management, 7.90%, due 12/31/49		3,000,000	2,328,750
INSURANCE—MULTI-LINE	0.6%
Old Mutual Capital Funding, (Eurobond), 8.00%, due 5/29/49		2,500,000	2,381,250
TOTAL UNITED KINGDOM			7,837,095

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
UNITED STATES	2.2%
FINANCE	0.3%
CREDIT CARD	0.2%
Capital One Capital III, 7.686%, due 8/15/36		1,000,000	$802,118
DIVERSIFIED FINANCIAL SERVICE	0.1%
Webster Capital Trust IV, 7.65%, due 6/15/37		1,000,000	649,814
TOTAL FINANCE			1,451,932
INSURANCE—LIFE/HEALTH INSURANCE	1.0%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ae		5,000,000	4,001,575
OIL & GAS STORAGE & TRANSPORTATION	0.9%
Enbridge Energy Partners LP, 8.05%, due 10/1/37		1,000,000	931,954
Enterprise Products Operating LP, 8.375%, due 8/1/66		2,500,000	2,502,902
			3,434,856
TOTAL UNITED STATES			8,888,363
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$21,240,772)			18,771,348
		Principal Amount
CORPORATE BONDS	3.4%
FRANCE	0.6%
BANK
Natixis, 10.00%, due 4/30/49, 144Ae		$2,500,000	2,500,000
UNITED STATES	2.8%
BANK	0.6%
Citigroup, 8.40%, due 4/29/49		1,500,000	1,427,790
JPMorgan Chase & Co, 7.90%, due 4/29/49		1,000,000	940,430
			2,368,220
INSURANCE	1.0%
Ace Capital Trust II, 9.70%, due 4/1/30		1,000,000	1,090,620
American International Group, 8.175%, due 5/15/58, 144Ae		1,500,000	1,415,435
Liberty Mutual Group, 10.75%, due 6/15/58, 144Ae		1,500,000	1,439,341
			3,945,396

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Principal Amount	Value
MEDIA	0.5%
Cablevision Systems Corp., 8.00%, due 4/15/12		$1,000,000	$950,000
CSC Holdings, 8.50%, due 6/15/15, 144Ae		1,000,000	987,500
			1,937,500
TELECOMMUNICATION SERVICES	0.7%
Citizens Communications Co., 9.00%, due 8/15/31		3,000,000	2,715,000
TOTAL UNITED STATES			10,966,116
TOTAL CORPORATE BONDS (Identified cost—$13,934,750)			13,466,116
COMMERCIAL PAPER	1.0%
Prudential Funding LLC, 1.05%, due 7/1/08 (Identified cost—$3,789,000)		3,789,000	3,789,000
TOTAL INVESTMENTS (Identified cost—$558,657,979)	129.6%		513,768,135
WRITTEN CALL OPTIONS	(0.3)%		(1,180,239)
LIABILITIES IN EXCESS OF OTHER ASSETS	(6.6)%		(26,099,764)
LIQUIDATION VALUE OF PREFERRED SHARES	(22.7)%		(90,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $17.02 per share based on 23,289,550 shares of common stock outstanding)	100.0%		$396,488,132
		Number of Contracts
WRITTEN CALL OPTIONS	(0.3)%
EUROPE	(0.2)%
Dow Jones 50 Index, EUR Strike Price 2,968.02 7/18/08		6,840	$(390,493)
Dow Jones 50 Index, EUR Strike Price 2,970.09 7/18/08		5,468	(269,120)
TOTAL EUROPE			(659,613)
JAPAN	0.0%
Nikkei 225 Index, JPY Strike Price 14,463.38 7/18/08		168,220	(37,926)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Contracts	Value
UNITED STATES	(0.1)%
S&P 500 Index , USD Strike Price 1,350 7/19/08		300	$(84,000)
S&P 500 Index , USD Strike Price 1,330 7/19/08		190	(119,700)
S&P 500 Index , USD Strike Price 1,340 7/19/08		400	(160,000)
S&P 500 Index , USD Strike Price 1,345 7/19/08		200	(68,000)
S&P 500 Index , USD Strike Price 1,360 7/19/08		300	(51,000)
TOTAL UNITED STATES			(482,700)
TOTAL WRITTEN CALL OPTIONS (Premiums Received—$4,543,336)			$(1,180,239)

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

EUR  Euro

JPY  Japanese Yen

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the fund.

a  All or a portion of the security is held in connection with the revolving credit agreement; $57,680,038 has been pledged as collateral.

b  Fair valued security. Aggregate holdings equal 0.0% of net assets applicable to common shares.

c  Non-income producing.

d  A portion or all of the security is held in connection with written option contracts: $20,698,079 has been pledged to brokers and $41,396,158 has been segregated by the custodian.

e  Resale is restricted to qualified institutional investors. Aggregate holdings equal 3.5% of net assets applicable to common shares.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2008 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$558,657,979)	$513,768,135
Foreign currency, at value (Identified cost—$1,508,633)	1,521,544
Dividends and interest receivable	1,942,781
Receivable for investment securities sold	1,819
Other assets	26,793
Total Assets	517,261,072
LIABILITIES:
Payable for revolving credit agreement	28,000,000
Payable for options written (Premiums received $4,543,336)	1,180,239
Payable for dividends declared on common shares	834,182
Payable for investment management fees	437,289
Payable for dividends declared on preferred shares	68,760
Payable for interest expense	79,696
Payable for administration fees	34,983
Payable for directors' fees	4,501
Payable for investment securities purchased	2,984
Other liabilities	130,306
Total Liabilities	30,772,940
LIQUIDATION VALUE OF PREFERRED SHARES	90,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$396,488,132
NET ASSETS consist of:
Paid-in-capital	$442,749,033
Dividends in excess of net investment income	(17,752,440)
Accumulated undistributed net realized gain	12,993,339
Net unrealized depreciation	(41,501,800)
$396,488,132
NET ASSET VALUE PER COMMON SHARE:
($396,488,132 ÷ 23,289,550 shares outstanding)	$17.02
MARKET PRICE PER COMMON SHARE	$16.03
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(5.82)%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income:
Dividend income (net of $468,531 of foreign withholding tax)	$10,440,766
Interest income	1,510,211
Total Income	11,950,977
Expenses:
Investment management fees	2,702,829
Interest expense	517,196
Administration fees	238,704
Custodian fees and expenses	118,086
Professional fees	117,670
Preferred remarketing fee	114,296
Shareholder reporting expenses	44,334
Directors' fees and expenses	27,488
Transfer agent fees and expenses	9,654
Registration and filing fees	3,015
Miscellaneous	28,223
Total Expenses	3,921,495
Net Investment Income	8,029,482
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,879,822)
Options	9,246,565
Foreign currency transactions	(206,804)
Capital gain distributions received	58,543
Net realized gain	6,218,482
Net change in unrealized appreciation on:
Investments	(51,035,168)
Options written	2,646,468
Foreign currency translations	22,488
Net change in unrealized appreciation	(48,366,212)
Net realized and unrealized loss	(42,147,730)
Net Decrease in Net Assets Resulting from Operations	(34,118,248)
Less Dividends to Preferred Shareholders	(1,902,312)
Net Decrease in Net Assets from Operations Applicable to Common Shares	$(36,020,560)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2008	For the Period July 27, 2007[a] through December 31, 2007
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$8,029,482	$4,721,591
Net realized gain	6,218,482	18,785,483
Net change in unrealized appreciation	(48,366,212)	6,864,412
Net increase (decrease) in net assets resulting from operations	(34,118,248)	30,371,486
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(1,902,312)	(301,598)
Net realized gain on investments	—	(717,994)
Total dividends and distributions to preferred shareholders	(1,902,312)	(1,019,592)
Net increase (decrease) in net assets from operations applicable to common shares	(36,020,560)	29,351,894
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(23,755,342)	(4,588,317)
Net realized gain on investments	—	(11,248,576)
Total dividends and distributions to common shareholders	(23,755,342)	(15,836,893)
Capital Stock Transactions:
Increase in net assets from common share transactions	—	443,798,758
Offering costs and commissions charged to paid-in-capital-preferred shares	—	(1,150,000)
Total increase in net assets from capital stock transactions	—	442,648,758
Total increase (decrease) in net assets applicable to common shares	(59,775,902)	456,163,759
Net Assets Applicable to Common Shares:
Beginning of period	456,264,034	100,275
End of period[b]	$396,488,132	$456,264,034

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $17,752,440 and $124,268, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Six Months Ended June 30, 2008	For the Period July 27, 2007[a] through December 31, 2007
Net asset value per common share, beginning of period	$19.59	$19.10
Income from investment operations:
Net investment income	0.34	0.20
Net realized and unrealized gain (loss) on investments	(1.81)	1.11
Total income (loss) from investment operations	(1.47)	1.31
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.08)	(0.01)
Net realized gain on investments	—	(0.03)
Total dividends and distributions to preferred shareholders	(0.08)	(0.04)
Total from investment operations applicable to common shares	(1.55)	1.27
Less: Offering costs charged to paid-in capital—common shares	—	(0.04)
Offering costs charged to paid-in capital—preferred shares	—	(0.05)
Total offering costs	—	(0.09)
Dilutive effect from the issuance of common shares	—	(0.01)
Less dividends and distributions to common shareholders from:
Net investment income	(1.02)	(0.20)
Net realized gain on investments	—	(0.48)
Total dividends and distributions to common shareholders	(1.02)	(0.68)
Net increase (decrease) in net asset value per common share	(2.57)	0.49
Net asset value, per common share, end of period	$17.02	$19.59
Market value, per common share, end of period	$16.03	$17.39
Net asset value total return[b]	–7.85%[c]	6.35%[c]
Market value return[b]	–2.23%[c]	–9.84%[c]

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2008	For the Period July 27, 2007[a] through December 31, 2007
Ratios/Supplemental Data:
Net assets applicable to common shares, end of period (in millions)	$396.5	$456.3
Ratio of expenses to average daily net assets applicable to common shares[d,e,f]	1.85%	1.65%
Ratio of expenses to average daily net assets applicable to common shares excluding interest expense[d,e,f]	1.62%	1.47%
Ratio of net investment income to average daily net assets applicable to common shares[d,e,f]	3.79%	2.45%
Ratio of expenses to average daily managed assets[d,e,f,g]	1.45%	1.45%
Portfolio turnover rate[c]	31%	13%
Preferred Shares:
Liquidation value, end of period (in 000's)	$90,000	$90,000
Total shares outstanding (in 000's)	4	4
Asset coverage ratio for revolving credit agreement	1,837%	2,051%
Asset coverage per $1,000 for revolving credit agreement	$18,375	$20,509
Asset coverage ratio for auction market preferred shares[h]	541%	487%
Asset coverage per share for auction market preferred shares[h]	$135,136	$121,750
Liquidation preference per share	$25,000	$25,000
Average market value per share[i]	$25,000	$25,000

a  Commencement of operations.

b  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the fund's dividend reinvestment plan.

c  Not annualized.

d  Annualized.

e  Ratios do not reflect dividend payments to preferred shareholders.

f  Does not include expenses incurred by the closed-end funds of which the fund invests.

g  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares plus the principal amount of any borrowing used for leverage.

h  Includes the effect of the outstanding borrowings from the revolving credit agreement.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Global Income Builder, Inc. (the fund) was incorporated under the laws of the State of Maryland on April 10, 2007 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The fund's investment objective is total return with an emphasis in high current income. The fund had no operations until June 12, 2007 when it sold 5,250 shares for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on July 27, 2007.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2008 in valuing the fund's investments carried at value:

		Fair Value Measurements at June 30, 2008 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$513,768,135	$476,883,546	$34,384,589	$2,500,000
Other Financial Instruments*	(1,180,239)	(482,700)	(697,539)	—
Total	$512,587,896	$476,400,846	$33,687,050	$2,500,000

*  Other financial instruments include written call options.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2007	$—
Accrued premiums	(3)
Change in unrealized depreciation	(13,122)
Net purchases	2,513,125
Balance as of June 30, 2008	$2,500,000

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Capital gains received from investments are recorded as such in the Statement of Operations.

Foreign Currency: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Options: The fund may write covered call options on an index or a security. When a fund writes (sells) an option, an amount equal to the premium received by the fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the fund realizes a gain or loss on the option to the extent of the premiums received. Premiums received from writing options which are exercised or are closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested on payable date in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2008, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Series W7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements. Each of the fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 1.0% of the fund's average daily managed asset value.

Under a subadvisory agreement between the investment manager and Cohen & Steers Asia Limited., Cohen & Steers UK Limited. and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreement, the investment manager (not the fund) pays the subadvisors 10%, 5% and 5%, respectively, of the investment management fee received by the investment manager from the fund. For the six months ended June 30, 2008, the investment manager paid the subadvisors $270,283, $135,141 and $135,141, respectively.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the fund's average daily net assets. For the six months ended June 30, 2008, the fund paid the investment manager $216,226 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $2,046 from the fund for the six months ended June 30, 2008.

Note 3. Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2008 totaled $167,941,104 and $173,512,788 respectively.

Transactions in options written during the six months ended June 30, 2008, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2007	167,753	$4,557,860
Options written	1,212,346	26,803,867
Options expired	(240,819)	(1,020,801)
Options terminated in closing transactions	(957,362)	(25,797,590)
Options outstanding at June 30, 2008	181,918	$4,543,336

Note 4. Income Tax Information

As of June 30, 2008, the federal tax cost and net unrealized depreciation on securities were as follows:

Gross unrealized appreciation	$19,265,282
Gross unrealized depreciation	(64,155,126)
Net unrealized depreciation	$(44,889,844)
Cost for federal income tax purposes	$558,657,979

Note 5. Capital Stock

The fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

On July 27, 2007, the fund completed the initial public offering of 22,500,000 shares of common stock. Proceeds paid to the fund amounted to $428,850,000 after the deduction of underwriting commissions and offering expenses of $21,150,000.

On September 7, 2007, the fund completed a subsequent offering of 784,300 shares of common stock. Proceeds paid to the fund amounted to $14,948,758 after deduction of underwriting commissions and offering expenses of $737,242.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Additionally the Investment Manager absorbed approximately $498,000 in offering expenses related to the initial offering.

During the six months ended June 30, 2008 and the period July 27, 2007 (commencement of operations) through December 31, 2007, the fund issued no shares of common stock for the reinvestment of dividends.

The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

On October 19, 2007 the fund issued 3,600 auction market preferred shares, Series W7 (par value $0.001). Proceeds paid to the fund amounted to $88,850,000 after deduction of underwriting commissions and offering expenses of $1,150,000. This issue has received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

The following table reflects the preferred shares issued and outstanding as of June 30, 2008 along with the range of dividend rates paid during the six months ended June 30, 2008:

	Value	Range
Auction market preferred shares, Series W7, ($25,000 liquidation value, $0.001 par value, 3,600 shares issued and outstanding)	$90,000,000	3.55 – 5.70

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Articles Supplementary (the "Articles") creating each series of Auction Market Preferred Shares ("AMPS") provide for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the Articles if sufficient clearing bids for the AMPS are not received in the current auction. Beginning on February 13, 2008, sufficient clearing bids were not received for a number of auctions for certain AMPS series of the fund, and therefore, the maximum rates were declared on the respective AMPS series. Based upon the current ratings of the AMPS, the maximum rate for shares of a series will be the greater of 125% of LIBOR or 125 basis points plus LIBOR.

An existing owner of AMPS may sell, transfer or dispose of AMPS only in an auction, pursuant to a bid or sell order in accordance with the auction procedures, or outside an auction, to or through a broker-dealer. Existing holders will be able to sell all of the AMPS that are the subject of their submitted sell orders only if there are bidders willing to purchase those AMPS in the auction. An auction fails when there is an insufficient number of bidders. A failed auction is not a default. Dividends continue to be paid on the AMPS at the maximum rate rather than an auction rate. Broker-dealers, which have been appointed by the fund to serve as dealers for the auctions, may submit a bid in an auction to avoid an auction failure, but are not obligated to do so.

The AMPS continue to be rated Aaa by Moody's Investor Services and AAA by Standard & Poor's. In addition, the fund continues to meet certain specified asset coverage tests required by the rating agencies as well as the 200% asset coverage test with respect to AMPS set forth in the Investment Company Act of 1940, as amended.

Note 6. Borrowings

The fund has a $75,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company, as operations agent, and the lenders identified in the credit agreement. The fund pays a facility fee of 0.15% per annum on the unused portion of the credit agreement.

As of June 30, 2008, the fund has an outstanding borrowing of $28,000,000. During the six months ended June 30, 2008, the fund borrowed an average daily balance of $28,000,000 at a weighted average borrowing cost of 3.26%.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect the fund's financial position, financial performance, and cash flows. Management is currently evaluating the impact the adoption of this pronouncement will have on the fund's financial statements. FAS 161 is effective for fiscal years beginning after November 15, 2008.

Note 9—Subsequent Event—Redemption of Preferred Shares and Increase of Outstanding Borrowing

On July 17, 2008, the fund redeemed 1,880 shares equal to $47,000,000 or approximately 52% of its outstanding preferred shares at a redemption price of $25,000 per share plus accrued but unpaid dividends. The partial redemption of the preferred shares was made on a pro rata basis. Redemptions were allocated among participating broker/dealers by the Depository Trust Company using a predetermined methodology and each broker/dealer allocated the redeemed shares to the underlying beneficiaries according to its own procedures.

On July 17, 2008, the fund increased its outstanding borrowings from its revolving credit agreement with State Street Bank and Trust Company by $47,000,000.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

PROXY RESULTS (Unaudited)

During the six months ended June 30, 2008, Cohen & Steers Global Income Builder, Inc. shareholders voted on the following proposals at the annual meeting held on April 17, 2008. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors
Bonnie Cohen	20,617,800	816,984
George Grossman	20,617,800	816,984
Richard E. Kroon	20,617,800	816,984
Richard J. Norman	20,617,800	816,984
Frank K. Ross	20,617,800	816,984
Robert H. Steers	20,617,800	816,984
C. Edward Ward, Jr.	20,617,800	816,984

Preferred Shares

	Shares Voted For	Authority Withheld
To elect Directors
Bonnie Cohen	2,544	609
Martin Cohen	2,490	663
George Grossman	2,601	552
Richard E. Kroon	2,601	552
Richard J. Norman	2,601	552
Frank K. Ross	2,601	552
Willard H. Smith	2,490	663
Robert H. Steers	2,601	552
C. Edward Ward, Jr.	2,603	550

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2008) (Unaudited)

Based on Net Asset Value	Based on Market Value
Since Inception (7/27/07)	Since Inception (7/27/07)
–2.00%	–11.86%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

REINVESTMENT PLAN

On March 18, 2008, the Board of Directors of the Corporation approved changes to the Corporation's dividend reinvestment plan (the "Plan"). The revised Plan is set forth below.

The fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains ("Dividends") automatically reinvested in additional common shares by The Bank of New York Mellon as agent (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value ("NAV") per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

the Dividend payment date (as the case may be, the "Purchase Period"), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com and should not be relied upon or used for tax planning or tax reporting purposes. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

On June 12, 2008, the Board of Directors of the fund approved the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the fund's total assets through the current fiscal year ending December 31, 2008. During the period of this report, the fund did not effect any repurchases. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

On June 18, 2008, the Board of Directors of the fund approved changes to the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities permitting the fund's to post an uncertified list of portfolio holdings on the Web site at http://www.cohenandsteers.com, no earlier than 15 days after the end of each calendar quarter. The holdings information remains available until the fund files a report on Form N-Q or Form NCSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other fund statistical information may be found on the Cohen & Steers Funds' Web site or by calling 800-330-7348.

On March 18, 2008, the Board of Directors of the fund approved the expansion of the options strategy to permit the fund to write options on custom baskets of securities and customized indexes and to remove any requirement that a fund must hold an exchange-traded fund ("ETF") as a portfolio security in order to write an option on an ETF.

The fund may write covered call options on securities (including securities of ETFs), stock indices or custom baskets of securities that are traded on U.S. or foreign exchanges or over-the-counter (OTC). An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) from the writer of the option at a designated price during the term of the option. An option on a securities index or basket of securities gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index or basket of securities and the exercise price of the option.

The fund may write a call option on a security (other than securities of ETFs) only if the option is "covered." A call option on a security written by the fund is covered if the fund owns the underlying security covered by the call. The fund will cover call options on ETFs, stock indices or custom baskets by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the ETF, index or basket, or in such

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

other manner as may be in accordance with the rules of any exchange on which the option is traded and other applicable laws and regulations. Nevertheless, where the fund covers a call option on an ETF, stock index or custom basket through ownership of securities, such securities may not match the composition of the ETF, index or basket. In that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the ETF, index or basket.

The value of the underlying securities, ETFs, indices and baskets on which options may be written at any one time will not exceed 25% of the total managed assets of the fund.

The fund will receive a premium for writing a call option, which will increase the fund's realized gains in the event the option expires unexercised or is closed out at a profit. If the value of a security, ETF, index or basket on which the fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. A rise in the value of the underlying security, ETF, index or basket, however, exposes the fund to possible loss or loss of opportunity to realize appreciation in the value of the underlying security, ETF, index or basket.

The fund may purchase call options on individual securities (including ETFs) or on stock indices or custom baskets to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. Similarly, the fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, ETF, index or basket does not rise.

There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. In addition, when the fund enters into OTC options (including options on custom baskets of securities), these options are not traded on or governed by the rules of any exchange, and the fund's ability to close out an OTC option, including exercising an option it has purchased, is subject to the terms of the option contract and the creditworthiness of the option counterparty. Although the fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the fund may experience losses in some cases as a result of such inability.

On March 18, 2008, the Board of Directors of the fund approved a clarification to the call option writing disclosure included in the registration statement of the fund permitting the fund to "cover" its written index call option positions by segregating liquid assets equal to the fluctuating market value of the index option. The segregation of assets equal to the fluctuating market value of the index option, instead of the full contract value, is appropriate for the fund and compliant with SEC guidance.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

Douglas Bond
Vice president

Yigal D. Jhirad
Vice president

Richard Helm
Vice president

William F. Scapell
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Transfer Agent—Preferred Shares

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: INB

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

GLOBAL INCOME BUILDER, INC.

280 PARK AVENUE

NEW YORK, NY 10017

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SEMIANNUAL REPORT

JUNE 30, 2008

INBSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: August 28, 2008